Exhibit 10.29
                                FORM OF AGREEMENT

                            HIGH-RISE ELECTRIC, INC.
                                47-25 34th STREET
                        LONG ISLAND CITY, NEW YORK 11101
                     TEL: (718) 784-1152 FAX: (718) 784-2147

PURCHASE ORDER
No:  __________________
Date: _________________
Subcontractor: Five Star Electric Corp.
High-Rise Electric Job No: _______
Job Name: ________________________
Customer Name: ___________________

Original Contract Values through December 31, 2004:
---------------------------------------------------
         Original contract:                    $_______
         Approved change orders:                _______
         Unapproved (pending) change orders:    _______
         Additional Billings:                   _______

         Total Amount Billable:                 _______

                                                =======

         Total Amount Billed by or
         on behalf of HRE through 12/31:      ($_______)

         Balance to be Billed:                 $_______


High-Rise Electric, Inc. (High-Rise) hereby subcontracts with Five Star Electric Corp. (Five Star) to complete the electrical work on the above referenced Job, and to pay Five Star $______________ (the Balance to be Billed) for such completion. High Rise will not have to pay any more than that amount to Five Star to complete the electrical work except for any additional work authorized by either the owner, general contractor or High Rise.

Five Star will bill High Rise on a monthly basis in accordance with the Job's past practice. Payment to Five Star of such bills will be made by High Rise monthly pursuant to the Job's customary payment and retention terms.

Five Star will perform the work within a reasonable time period; however in no event shall Five Star Electric Corp. be responsible for any damages or delays due to acts or omissions occurring prior to January 1, 2005.

Five Star will adhere to any architectural drawings, engineering reports, or industry standards expressed or implied in the existing contract between High-Rise and the general contractor (but only to the extent that such drawings, reports and/or standards have been provided to Five Star by High Rise). Five Star will also carry proper insurances, maintain all necessary licenses until job is successfully completed and closed out, and pay any applicable sales and use taxes incurred from January 1, 2005 forward.

HIGH RISE ELECTRIC, INC.

By: __________________________
Name:
Title:

FIVE STAR ELECTRIC CORP.

By: __________________________
Name:
Title: